UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 10, 2008

FIRST GROWTH INVESTORS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-83125	87-056946
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

12890 Hilltop Road
Argyle, Texas 76226
(Address of Principal Executive Offices)

 (972) 233-00300
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 10, 2008, First Growth Investors, Inc. (the “Company”) amended its Articles of Incorporation through the filing of a Certificate of Amendment of Articles of Incorporation with the State of Nevada for the purpose of increasing its authorized shares of common stock, par value $.001 (“Common Stock”), from 100 million to 500 million shares. The action was approved on January 10, 2008 by written consent of stockholders holding a majority of the Company’s outstanding Common Stock in lieu of a special meeting.

Item 9.01

Financial Statements and Exhibits.

(a)  Exhibit 3.1

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Certificate of Amendment of Articles of Incorporation of First Growth Investors, Inc., dated January 10, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST GROWTH INVESTORS, INC.

By:	/s/ Richard Crimmins
	Name:	Richard Crimmins
	Title:	President and Chief Executive Officer

Dated: January 10, 2008

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Certificate of Amendment to Articles of Incorporation of First Growth Investors, Inc., dated January 10, 2008.